Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

CELLCO PARTNERSHIP

VERIZON WIRELESS CAPITAL LLC

OFFER TO EXCHANGE

ANY AND ALL OUTSTANDING

Floating Rate Notes due 2011

3.75% Notes due 2011,

5.25% Notes due 2012,

7.375% Notes due 2013,

5.55% Notes due 2014 and

8.50% Notes due 2018

for

a Like Principal Amount of Corresponding New Notes

Registered Under the Securities Act of 1933, as amended (the “Securities Act”)

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON                     , 2009 (WHICH DATE AND TIME ARE REFERRED TO AS THE “EXPIRATION DATE”) UNLESS THE OFFER IS EXTENDED, IN WHICH CASE “EXPIRATION DATE” MEANS THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

Delivery by Registered or Certified Mail, Hand Delivery or Overnight Courier: Attention: Specialized Finance Department U.S. Bank National Association 60 Livingston Ave St. Paul, MN 55107	Facsimile Transmissions: (Eligible Institutions Only) U.S. Bank National Association (651) 495-8158	To Confirm by Telephone or for Information Call: (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERY WILL BE DEEMED MADE ONLY WHEN ALL REQUIRED DOCUMENTATION IS ACTUALLY RECEIVED BY THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS OR INSTRUCTIONS TO THE DEPOSITORY TRUST COMPANY (“DTC”) DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. THERE IS NO PROCEDURE FOR GUARANTEED DELIVERY OF OLD NOTES.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL OR ANY OTHER DOCUMENTATION IS COMPLETED.

The undersigned acknowledges that he, she or it has received the Prospectus, dated,                     , 2009 (as the same may be amended or supplemented from time to time, the “Prospectus”), of Cellco Partnership, a Delaware general partnership, and Verizon Wireless Capital LLC, a Delaware limited liability company (together, the “Issuers”), and this Letter of Transmittal (or a facsimile thereof, the “Letter of Transmittal”), which together constitute the Issuers’ offer (the “Exchange Offer”) to exchange up to $1,250,000,000 aggregate principal amount of their Floating Rate Notes due 2011, $2,750,000,000 aggregate principal amount of their 3.75% Notes due 2011, $750,000,000 aggregate principal amount of their 5.25% Notes due 2012, $1,250,000,000 aggregate principal amount of their 7.375% Notes due 2013, $3,500,000,000 aggregate principal amount of their 5.55% Notes due 2014 and $2,250,000,000 aggregate principal amount of their 8.50% Notes due 2018 (collectively, the “New Notes”), which have been registered under the Securities Act, for a like principal amount of their issued and outstanding Floating Rate Notes due 2011, 3.75% Notes due 2011, 5.25% Notes due 2012, 7.375% Notes due 2013, 5.55% Notes due 2014 and 8.50% Notes due 2018 (collectively, the “Old Notes”), respectively, from the registered holders thereof (each, a “Holder” and, collectively, the “Holders”), upon the terms and subject to the conditions of the Exchange Offer, as set forth in the Prospectus and this Letter of Transmittal.

In the event of any conflict between the Prospectus and this Letter of Transmittal, the Prospectus shall govern. Terms used but not defined herein shall have the same meanings given to them in the Prospectus.

This Letter of Transmittal is to be completed by the Holders of Old Notes either if (i) tenders of Old Notes are to be made by book-entry transfer to the account(s) maintained by U.S. Bank National Association (the “Exchange Agent”) at DTC pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes” and “The Exchange Offer—Book-Entry Transfer” in the Prospectus and an Agent’s Message, as defined below, is not delivered, or (ii) if Old Notes in certificated form are to be forwarded herewith.

Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted through the Automated Tender Offer Program (“ATOP”) by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgement that the tendering Holder has received and agrees to be bound by this Letter of Transmittal and that the Issuers may enforce this Letter of Transmittal against such Holder. By crediting the Old Notes to the Exchange Agent’s account(s) in DTC’s ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message, the tendering institution confirms on behalf of itself and the beneficial owner(s) of such Old Notes all provisions of this Letter of Transmittal, including all representations and warranties herein, applicable to it and to such beneficial owner(s) as fully as if it and such beneficial owner(s) had executed, and transmitted to the Exchange Agent, this Letter of Transmittal and completed all information required herein. Only financial institutions that are participants in DTC’s systems may make book-entry delivery of Old Notes. There is no procedure for guaranteed delivery of Old Notes.

DELIVERY WILL BE DEEMED MADE ONLY WHEN ALL REQUIRED DOCUMENTATION IS ACTUALLY RECEIVED BY THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, the certificate number(s), principal amount(s) of Old Notes being tendered and any other required information should be listed on a separate signed schedule attached hereto. See Instruction 3. This form need not be completed by Holders tendering Old Notes by transmitting an Agent’s Message through DTC’s ATOP.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer:

DESCRIPTION OF OLD NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on the Old Note(s))	Series of Old Notes (Please check applicable boxes)	Certificate Number(s) *	Aggregate Principal Amount Represented By Old Notes	Principal Amount Tendered **
☐ Floating Rate Notes due 2011
☐ 3.75% Notes due 2011
☐ 5.25% Notes due 2012
☐ 7.375% Notes due 2013
☐ 5.55% Notes due 2014
☐ 8.50% Notes due 2018
Total Principal Amount Tendered

*       Need not be completed if Old Notes are being transferred by book-entry transfer. Such Holders should check the other boxes above as appropriate and provide all requested information.

**     Unless otherwise indicated, it will be assumed that ALL Old Notes described above are being tendered. Old Notes tendered hereby must be in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof. See Instruction 4.

☐	CHECK HERE IF CERTIFICATES REPRESENTING OLD NOTES ARE ENCLOSED HEREWITH.

Book-Entry Transfer

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT(S) MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER OLD NOTES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution(s)

DTC Account Number(s)

Transaction Code Number(s)

Return of Non-Exchanged Old Notes

Tendered by Book-Entry Transfer

☐	CHECK HERE IF OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER(S) SET FORTH ABOVE.

Exchanging Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

Telephone No.:

Facsimile No.:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, where such Old Notes were not acquired as a result of market-making activities or other trading activities, such broker-dealer will not be able to participate in the Exchange Offer.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby tenders to the Issuers for exchange the above-described aggregate principal amount of the Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent, attorney-in-fact and proxy (with full knowledge that the Exchange Agent is also acting as agent of the Issuers in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver such Old Notes, or transfer ownership of such Old Notes, to the Issuers together with all accompanying evidences of transfer and authenticity to the Issuers, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present such Old Notes for transfer, and transfer such Old Notes on the books of the Issuers, and (iii) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that, when such Old Notes are accepted for exchange, the Issuers will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies when such Old Notes are accepted for exchange by the Issuers. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement(s) referred to in the Prospectus with respect to the Old Notes being tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

By tendering Old Notes and executing this Letter of Transmittal, or transmitting an Agent’s Message in lieu thereof, the undersigned hereby represents and agrees that: (i) any New Notes acquired in exchange for Old Notes tendered hereby will be acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (ii) neither the Holder of such Old Notes nor any such other person has any arrangements or understandings with any person to participate in the distribution of the New Notes within the meaning of the Securities Act and (iii) neither the Holder of such Old Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of either of the Issuers or, if either the Holder of such Old Notes or any such other person is such an affiliate, the Holder of such Old Notes or any such other person, as applicable, will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

The undersigned acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an “affiliate” of the Company within the meaning of Rule 405 of the Securities Act), without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder’s business, such Holder has no arrangement or understanding with any person to participate in a distribution of such New Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the SEC staff would make a similar determination with respect to the New Notes as it has made in previous no-action letters. If the undersigned or the person receiving the New Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that neither it nor such other person is engaged in, and does not intend to engage in, a distribution of New Notes, and has no arrangement or understanding to participate in a distribution of New Notes. If the undersigned or the person receiving the New Notes is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, the undersigned represents that the Old Notes to be exchanged for the New Notes were acquired by the undersigned or such other person, as applicable, as a result of market-making activities or other trading activities and acknowledges that the undersigned or such other person, as applicable, will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, neither the undersigned nor any such other person, as applicable, will be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. Any Holder of Old Notes who is an “affiliate,” as defined in Rule 405 under the Securities Act, of either of the Issuers or who intends to participate in the Exchange Offer for the purpose of distributing the New Notes will not be able to rely on such interpretations of the staff of the SEC, will not be able to tender its Old Notes in the Exchange Offer and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of Old Notes unless such sale or transfer is made pursuant to an exemption from those requirements.

The SEC staff has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Old Notes) by delivery of the Prospectus. The Issuers have agreed that the Prospectus may be used by certain broker-dealers (as specified in the applicable registration rights agreement referenced in the Prospectus) (“Exchanging Dealers”) in connection with the sale or transfer of New Notes for a period of time starting on the Expiration Date and ending 90 days after the Expiration Date or, if earlier, the date on which all such broker-dealers have sold all New Notes held by them. The Issuers have agreed that, for such period of time, they will make the Prospectus available to any such broker-dealer which elects to exchange Old Notes acquired for its own account as a result of market-making or other trading activities for New Notes pursuant to the Exchange Offer, for use in connection with any resale of any New Notes. In that regard, each Exchanging Dealer, by tendering such Old Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, including by transmitting an Agent’s Message in lieu thereof, agrees that, upon receipt of notice from the Issuers of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, or of the occurrence of certain other events specified in the applicable registration rights agreement(s) referenced in the Prospectus with respect to the Old Notes tendered hereby, such Exchanging Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Issuers (i) have amended or supplemented the Prospectus to correct such misstatement or omission, and the Exchanging Dealer has received a copy of such amended or supplemented Prospectus as filed with the SEC or (ii) have given notice that the sale of New Notes may be resumed, as the case may be.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, where such Old Notes were not acquired as a result of market-making activities or other trading activities, such broker-dealer will not be able to participate in the Exchange Offer.

The name(s) and address(es) of the Holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, or if any tendered Old Notes are properly withdrawn in accordance with the procedures set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights,” certificates for such non-exchanged, non-tendered or properly withdrawn Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to the account(s) indicated above maintained at DTC), without expense to the tendering Holder, as promptly as practicable following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Old Notes pursuant to the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes” and in the instructions attached hereto will, upon the Issuers’ acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuers may not be required to accept for exchange any of the Old Notes tendered hereby.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the New Notes (and, if applicable, substitute certificates representing the Old Notes for any Old Notes not exchanged) be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account(s) indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions” below, the undersigned hereby directs that the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) be delivered to the undersigned at the address shown below the undersigned’s name in such box.

Holders of Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last interest payment date on which interest was paid or duly provided for on such Old Notes prior to the original issue date of the New Notes of the same series or, if no such interest has been paid or duly provided for on such Old Notes, will not receive any accrued interest on such Old Notes, and the undersigned waives the right to receive any such interest on such Old Notes accrued from and after such interest payment date or, if no such interest has been paid or duly provided for on such Old Notes, from and after the date of original issue of such Old Notes. The New Notes of each series will accrue interest from the last interest payment date on which interest was paid on the Old Notes of the same series or, if no interest has been paid on the Old Notes of such series, from the date of original issue of the Old Notes of such series.

All authority herein conferred or agreed to be conferred shall survive and shall not be affected by the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, OR TRANSMITTING AN AGENT’S MESSAGE IN LIEU THEREOF, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 2, 5 AND 6)

To be completed ONLY if (i) New Notes and/or certificates for Old Notes not exchanged are to be issued in the name of someone other than the Holder of the Old Notes whose name(s) appear(s) above or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to the account(s) maintained at DTC other than the account(s) indicated above.

Issue:

☐ Old Notes to:

☐ New Notes to:

Name
(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)

☐ Credit unexchanged Old Notes delivered by book-entry transfer to the DTC Account(s) set forth below:

(DTC Account Number(s))

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 2, 5 AND 6)

To be completed ONLY if New Notes and/or certificates for Old Notes not exchanged are to be delivered to (i) someone other than the Holder of the Old Notes whose name(s) appear(s) above or (ii) such Holder at an address other than that shown above.

Deliver:

☐ Old Notes to:

☐ New Notes to:

Name
(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)

PLEASE COMPLETE AND SIGN BELOW

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE THEREOF, OR AN AGENT’S MESSAGE IN LIEU THEREOF, TOGETHER WITH THE CERTIFICATES FOR OLD NOTES BEING TENDERED OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. DELIVERY WILL BE DEEMED MADE ONLY WHEN ALL REQUIRED DOCUMENTATION IS ACTUALLY RECEIVED BY THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS OR INSTRUCTIONS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. THERE IS NO PROCEDURE FOR GUARANTEED DELIVERY OF OLD NOTES.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX HEREIN.

IMPORTANT

ALL TENDERING HOLDERS:

SIGN HERE TO TENDER OLD NOTES IN THE EXCHANGE OFFER

(PLEASE COMPLETE ACCOMPANYING IRS FORM W-9 HEREIN

UNLESS AN AGENT’S MESSAGE IS DELIVERED THROUGH DTC’S ATOP)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become the registered Holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please provide the following information and see Instructions 2 and 5 below.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification Number, Social Security Number or Employer Identification Number:

(SEE IRS FORM W-9 HEREIN)

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED BY INSTRUCTIONS 2, 5 OR 6 BELOW)

Authorized Signature:

Name:
(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Date:

Place seal here:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Old Notes or Agent’s Message and Book-Entry Confirmations. This Letter of Transmittal is to be completed by the Holders of Old Notes either if (a) tenders of Old Notes are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfer” and an Agent’s Message is not delivered or (b) Old Notes in certificated form are to be forwarded herewith. Certificates for Old Notes or confirmation of a book-entry transfer of Old Notes into the Exchange Agent’s account(s) at DTC (“Book-Entry Confirmation”), along with an Agent’s Message or this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and, in any case, any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Old Notes tendered hereby must be in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof. There is no procedure for guaranteed delivery of Old Notes.

The method of delivery of Old Notes, this Letter of Transmittal and all other required documents, including delivery of Old Notes through DTC and transmission of an Agent’s Message through DTC’s ATOP, is at the election and sole risk of the tendering Holder. Delivery will be deemed made only when all required documentation is actually received by the Exchange Agent. Delivery of documents or instructions to DTC in accordance with its procedures does not constitute delivery to the Exchange Agent. If delivery is by mail, then registered mail, properly insured, with return receipt requested, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent.

2. Signature Guarantees. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Notes being surrendered for exchange are tendered (i) by a Holder of the Old Notes who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution, as defined below. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of Old Notes” is inadequate, the certificate number(s) and the principal amount of Old Notes being tendered and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4. Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer). If less than all of the Old Notes evidenced by any certificates submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled “Description of Old Notes—Principal Amount Tendered.” In such case, new certificate(s) for the remainder of the Old Notes not being tendered that were evidenced by the old certificate(s) submitted herewith will be issued and delivered, as promptly as practicable after the Expiration Date, to the Holder(s) of the Old Notes, unless otherwise indicated in the box(es) entitled “Special Issuance Instructions” or “Special Delivery Instructions,” as applicable. See Instruction 6. All of the Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, must submit proper evidence satisfactory to the Issuers, in their sole discretion, of each such person’s authority to so act.

When this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) is required unless New Notes are to be issued, or any unexchanged Old Notes are to be reissued, in the name of a person other than the registered Holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

An “Eligible Institution” means an “eligible guarantor” institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a commercial bank or trust company having an office or correspondent in the United States that is a member in good standing of a medallion program recognized by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) and the New York Stock Exchange Medallion Signature Program (“MSP”).

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificate(s) must be endorsed or accompanied by appropriate powers of attorney or bond powers, signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Issuers or the trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If New Notes or substitute certificates for Old Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes or substitute certificates for Old Notes not exchanged are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account(s) maintained at DTC as such Holder may designate herein.

If no such instructions are given, New Notes and such Old Notes not exchanged will be returned to the name and address (or credited to the DTC account number(s)) of the person signing this Letter of Transmittal.

7. Irregularities; Waiver of Conditions. The Issuers will determine, in their sole discretion, all questions as to the validity, form and eligibility, time of receipt and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes if such acceptance might, in their judgment or the judgment of their counsel, be unlawful. The Issuers also reserve the absolute right to waive any defects or irregularities or conditions as to any particular Old Notes either before or after the Expiration Date, including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer, whether or not similar defects or irregularities or conditions are waived in the case of other Holders. The Issuers’ interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of Old Notes will be deemed to have been validly made until all defects and irregularities with respect to such tender have been cured or waived. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty or obligation to give notice of any irregularity or defect with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notice.

8. Taxpayer Identification Number; Backup Withholding; IRS Form W-9. U.S. federal income tax laws generally require that a tendering Holder provide the Exchange Agent with such Holder’s correct Taxpayer

Identification Number (“TIN”) on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (the “IRS Form W-9”), which in the case of a Holder who is an individual, is his or her social security number. If the tendering Holder is a non-resident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering Holder pursuant to the Exchange Offer at a current rate of 28%. If withholding results in an overpayment of taxes, the Holder may obtain a refund from the IRS.

Exempt Holders of the Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Instructions for the Requester of Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering Holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying, under penalties of perjury, that such Holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt from backup withholding, or (ii) such Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such Holder that such Holder is no longer subject to backup withholding. If the Old Notes being tendered are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN and write “Applied For” in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing “Applied For” on the IRS Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Exchange Agent within 60 days of providing the IRS Form W-9, backup withholding will begin and continue until such Holder furnishes its TIN to the Exchange Agent.

A tendering Holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at the address on the face of this Letter of Transmittal.

FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

9. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal (or facsimile thereof) or transmission of an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of Old Notes for exchange.

10. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Old Notes have been mutilated, lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal or an Agent’s Message in lieu thereof and any related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificate(s) have been followed.

11. Withdrawal Rights. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to such time, properly transmitted either through DTC’s ATOP or to the

Exchange Agent at the address listed above. Any notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn, (iii) specify the principal amount of the Old Notes to be withdrawn, (iv) contain a statement that the tendering Holder is withdrawing its election to have such notes exchanged for New Notes, (v) except in the case of a notice of withdrawal transmitted through DTC’s ATOP, be signed by the Holder in the same manner as the original signature on the letter of transmittal by which the Old Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Old Notes register the transfer of the Old Notes in the name of the person withdrawing the tender, (vi) if certificates for Old Notes have been delivered to the Exchange Agent, specify the name in which the Old Notes are registered, if different from that of the withdrawing Holder, (vii) if certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, specify the serial numbers of the particular certificates to be withdrawn, and, except in the case of a notice of withdrawal transmitted through DTC’s ATOP, include a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless the tendering Holder is an Eligible Institution, and (viii) if Old Notes have been tendered using the procedure for book-entry transfer described in the Prospectus under “The Exchange Offer—Book-Entry Transfer,” specify the name(s) and number(s) of the account(s) at DTC from which the Old Notes were tendered and the name(s) and number(s) of the account(s) at DTC to be credited with the withdrawn Old Notes, and otherwise comply with the procedures of DTC.

All questions as to the validity, form, eligibility and time of receipt of withdrawal notices will be determined by the Issuers, in their sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be considered not to have been validly tendered for exchange for purposes of the Exchange Offer. New Notes will not be issued in exchange for such withdrawn Old Notes unless the Old Notes so withdrawn are validly re-tendered. None of the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any notice of withdrawal nor shall any of them incur any liability for failure to give such notification. Any Old Notes that have been tendered but that are properly withdrawn in accordance with the procedures set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights” will be returned to the Holder thereof or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account(s) at DTC using the book-entry procedures described in the Prospectus under “The Exchange Offer—Book-Entry Transfer,” credited to the account(s) maintained at DTC, without cost to such Holder as promptly as practicable after the expiration or termination of the Exchange Offer. Holders of Old Notes who have properly withdrawn Old Notes and wish to re-tender them may do so by following one of the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes” at any time prior to the Expiration Date.

12. Security Transfer Taxes. Except as otherwise provided in this Instruction 12, Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes or substitute certificates for Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

13. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance should be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Exchange Agent.

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE THEREOF, OR AN AGENT’S MESSAGE IN LIEU THEREOF, TOGETHER WITH THE CERTIFICATES FOR OLD NOTES BEING TENDERED OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL

OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. DELIVERY WILL BE DEEMED MADE ONLY WHEN ALL REQUIRED DOCUMENTATION IS ACTUALLY RECEIVED BY THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS OR INSTRUCTIONS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/Sole proprietor	☐	Corporation	☐	Partnership

☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶							☐	Exempt Payee

☐Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

    Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

    1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

    2. Certify that you are not subject to backup withholding, or

    3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

    1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

    2. The treaty article addressing the income.

    3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

    4. The type and amount of income that qualifies for the exemption from tax.

    5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

    Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

    If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

    You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

    1. You do not furnish your TIN to the requester,

    2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

    3. The IRS tells the requester that you furnished an incorrect TIN,

    4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

    Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

    Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

    If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

    For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

Form W-9 (Rev. 10-2007)	Page 3

    For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

    Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

    The following payees are exempt from backup withholding:

    1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

    2. The United States or any of its agencies or instrumentalities,

    3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

    4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

    5. An international organization or any of its agencies or instrumentalities.

    Other payees that may be exempt from backup withholding include:

    6. A corporation,

    7. A foreign central bank of issue,

    8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

    9. A futures commission merchant registered with the Commodity Futures Trading Commission,

    10. A real estate investment trust,

    11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

    12. A common trust fund operated by a bank under section 584(a),

    13. A financial institution,

    14. A middleman known in the investment community as a nominee or custodian, or

    15. A trust exempt from tax under section 664 or described in section 4947.

    The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification

Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

    If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

    If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

    If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Form W-9 (Rev. 10-2007)	Page 4

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

    For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

    1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

    2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

    4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

    5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Form W-9 (Rev. 10-2007)	Page 5

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

    To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

    Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

    Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

    The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

    If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

    Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

    You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.